Exhibit 99.(17)

Please detach at perforation before mailing. TORTOISE ENERGY INFRASTRUCTURE CORPORATION JOINT SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 18, 2024 COMMON SHARES & PREFERRED SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS . The undersigned holder of common or preferred shares of Tortoise Energy Infrastructure Corporation appoints H . Kevin Birzer and Matthew G . P . Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on November 18 , 2024 , at 10 : 00 a . m . , Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof . VOTE VIA THE INTERNET: www.proxy - direct.com VOTE VIA THE TELEPHONE: 1 - 800 - 337 - 3503 TYG [•] PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE . xxxxxxxxxxxxxx code EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy - direct.com or scan the QR code Follow the on - screen instructions available 24 hours VOTE BY PHONE Call 1 - 800 - 337 - 3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage - paid envelope VOTE IN PERSON Attend Stockholder Meeting 6363 College Boulevard, Suite 100A Overland Park, Kansas 66211 on November 18, 2024

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 25, 2024.
The Joint Proxy Statement/Prospectus for this meeting is available at:
https://vote.proxyonline.com/TortoiseFunds/docs/[•]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

	FOR	AGAINST	ABSTAIN
1. **Approve Share Issuance – The Board of Directors recommends a vote "FOR" the proposal below.** To approve the issuance of shares of Tortoise Energy Infrastructure Corporation common stock in connection with the merger of Tortoise Midstream Energy Fund, Inc. with and into a wholly-owned subsidiary of Tortoise Energy Infrastructure Corporation.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx TYG [•] xxxxxxxx

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211
on November 25, 2024

Please detach at perforation before mailing.

TORTOISE MIDSTREAM ENERGY FUND, INC.
JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 25, 2024

COMMON SHARES &
PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common or preferred shares of Tortoise Midstream Energy Fund, Inc. appoints H. Kevin Birzer and Matthew G.P. Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the joint special meeting of stockholders of Tortoise Midstream Energy Fund, Inc. to be held on November 25, 2024, at 10:00 a.m., Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NTG [•]
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Stockholders to be held on November 25, 2024.
The Joint Proxy Statement/Prospectus for this meeting is available at:
https://vote.proxyonline.com/TortoiseFunds/docs/[•]

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

		FOR	AGAINST	ABSTAIN
1.	**Approve Merger – The Board of Directors recommends a vote "FOR" the proposal below.** To approve the merger of Tortoise Midstream Energy Fund, Inc. with and into a wholly-owned subsidiary of Tortoise Energy Infrastructure Corporation.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx NTG[•] xxxxxxxx